                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 28, 1999


                              BROADCOM CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          California                   000-23993                33-0480482
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
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          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5.  OTHER EVENTS

         On August 31, 1999 Broadcom Corporation ("Broadcom") completed the acquisitions of HotHaus Technologies Inc. and AltoCom, Inc. Although individually and in aggregate the acquisitions were not significant to Broadcom as defined in Rule 1-02(w) of Regulation S-X, Broadcom is providing pro forma combined financial information giving effect to the acquisitions.

         The following unaudited condensed pro forma combined financial statements (the "Pro Forma Statements") are based on the historical consolidated financial statements of Broadcom and its subsidiaries (included on a Current Report on Form 8-K filed September 17, 1999) as adjusted to give effect to the business combinations between Broadcom and HotHaus Technologies Inc. and between Broadcom and AltoCom, Inc., accounted for in each case using the pooling-of-interests method of accounting. Additionally, the Pro Forma Statements reflect adjustments made to (i) conform the accounting policies of the combining companies and (ii) eliminate intercompany transactions. No adjustments have been made to give effect to expenses related to the business combinations, which expenses Broadcom expects to record in the quarter ending September 30, 1999. The Pro Forma Statements give effect to the business combinations as if they had occurred prior to the beginning of each period presented.

         All share numbers and per share amounts included in the Pro Forma Statements have been retroactively adjusted to reflect Broadcom's two-for-one stock split, in the form of a 100% stock dividend, effective February 17, 1999, as well as an earlier three-for-two stock split effective March 9, 1998.

         The Pro Forma Statements are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the combined financial position of Broadcom and subsidiaries and HotHaus Technologies Inc. and AltoCom, Inc. at June 30, 1999 and December 31, 1998 and the combined results of operations for each of the six quarters through June 30, 1999, the years ended December 31, 1998, 1997 and 1996, and the six month periods ended June 30, 1999 and 1998. It should be understood that accounting measurements at interim dates inherently involve greater reliance on estimates than at year-end. The Pro Forma Statements are presented for informational purposes only, do not purport to constitute complete financial statements, and are not necessarily indicative of future operating results. The Pro Forma Statements also do not include footnotes and certain financial presentations normally required for complete financial statements under generally accepted accounting principles. Therefore, the Pro Forma Statements should be read in conjunction with Broadcom's audited financial statements and notes thereto for the year ended December 31, 1998, and the related Management's Discussion and Analysis of Financial Condition and Results of Operations, included on the Current Report on Form 8-K filed September 17, 1999.

         The information contained in this Form 8-K is not a complete description of our business or the risks associated with an investment in our Common Stock. We urge you to carefully review and consider the various disclosures, including but not limited to the section entitled "Risk Factors," made by us in our Current Report on Form 8-K filed September 17, 1999 and in our other reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 1998 and our subsequent reports on Forms 10-Q and 8-K, that discuss our business in greater detail and advise interested parties of certain risks, uncertainties and other factors that may affect our business, results of operations or financial condition.


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

         UNAUDITED CONDENSED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                              Three Months Ended
                                         --------------------------------------------------------------
                                         Mar. 31,  June 30,   Sept. 30,  Dec. 31,   Mar. 31,   June 30,
                                          1998       1998       1998       1998       1999       1999
                                         -------   --------   --------   --------   --------   --------
Revenue                                  $37,120   $ 49,244   $ 55,474   $ 74,618   $ 99,980   $119,027
Cost of revenue                           14,083     21,427     24,898     30,995     40,815     47,729
                                         -------   --------   --------   --------   --------   --------
Gross profit                              23,037     27,817     30,576     43,623     59,165     71,298
Operating expense:

   Research and development                8,104     11,155     14,085     17,746     22,436     26,926
   Selling, general and administrative     5,790      6,923      8,285     11,941     13,048     13,962
                                         -------   --------   --------   --------   --------   --------
      Total operating expense             13,894     18,078     22,370     29,687     35,484     40,888

Merger related costs                          --         --         --         --         --     11,122
Litigation settlement costs                   --         --         --         --         --     17,036
                                         -------   --------   --------   --------   --------   --------
Income from operations                     9,143      9,739      8,206     13,936     23,681      2,252
Interest and other income, net               316      1,308      1,260      1,270      1,695      1,937
                                         -------   --------   --------   --------   --------   --------
Income before income taxes                 9,459     11,047      9,466     15,206     25,376      4,189
Provision for income taxes                 4,149      4,951      4,294      7,192      8,882      1,466
                                         -------   --------   --------   --------   --------   --------
Net income                               $ 5,310   $  6,096   $  5,172   $  8,014   $ 16,494   $  2,723
                                         =======   ========   ========   ========   ========   ========
Basic earnings per share                 $   .08   $    .07   $    .06   $    .09   $    .17   $    .03
                                         =======   ========   ========   ========   ========   ========
Diluted earnings per share               $   .06   $    .06   $    .05   $    .07   $    .15   $    .02
                                         =======   ========   ========   ========   ========   ========
Weighted average shares (basic)           63,453     89,419     90,850     93,725     95,834     98,774
                                         =======   ========   ========   ========   ========   ========
Weighted average shares (diluted)         90,247    104,520    105,869    108,626    111,548    115,126
                                         =======   ========   ========   ========   ========   ========

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

         UNAUDITED CONDENSED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                                           Six Months Ended
                                            Years Ended December 31,           June 30,
                                         ------------------------------   ------------------
                                           1998       1997       1996       1999      1998
                                         --------   --------    -------   --------   -------
Revenue                                  $216,456   $ 42,341    $23,874   $219,007   $86,364
Cost of revenue                            91,403     15,563      8,175     88,544    35,510
                                         --------   --------    -------   --------   -------
Gross profit                              125,053     26,778     15,699    130,463    50,854
Operating expense:
   Research and development                51,090     21,545      7,541     49,362    19,259
   Selling, general and administrative     32,939     11,410      4,364     27,010    12,713
                                         --------   --------    -------   --------   -------
      Total operating expense              84,029     32,955     11,905     76,372    31,972

Merger related costs                           --         --         --     11,122        --
Litigation settlement costs                    --         --         --     17,036        --
                                         --------   --------    -------   --------   -------
Income (loss) from operations              41,024     (6,177)     3,794     25,933    18,882
Interest and other income, net              4,154         91        165      3,632     1,624
                                         --------   --------    -------   --------   -------
Income (loss) before income taxes          45,178     (6,086)     3,959     29,565    20,506
Provision (benefit) for income taxes       20,586       (157)     1,514     10,348     9,100
                                         --------   --------    -------   --------   -------
Net income (loss)                        $ 24,592   $ (5,929)   $ 2,445   $ 19,217   $11,406
                                         ========   ========    =======   ========   =======
Basic earnings (loss) per share          $    .29   $   (.10)   $   .05   $    .20   $   .15
                                         ========   ========    =======   ========   =======
Diluted earnings (loss) per share        $    .24   $   (.10)   $   .04   $    .17   $   .12
                                         ========   ========    =======   ========   =======
Weighted average shares (basic)            84,362     58,170     51,200     97,304    76,436
                                         ========   ========    =======   ========   =======
Weighted average shares (diluted)         102,316     58,170     67,608    113,337    97,384
                                         ========   ========    =======   ========   =======


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              UNAUDITED CONDENSED PRO FORMA COMBINED BALANCE SHEETS
                                 (In thousands)

                                                       June 30,   December 31,
                                                        1999         1998
                                                      ---------   ------------
ASSETS

Current assets:
    Cash and cash equivalents                         $ 101,398    $  72,511
    Short-term investments                               64,286       34,344
    Accounts receivable, net                             50,654       42,279
    Inventory                                             7,393        7,325
    Deferred taxes                                        6,546        6,184
    Other current assets                                 11,397       10,028
                                                      ---------    ---------
         Total current assets                           241,674      172,671
Property and equipment, net                              38,520       31,600
Long-term investments                                    28,106       42,826
Deferred taxes                                           29,134        6,721
Other assets                                              5,427        6,790
                                                      ---------    ---------
         Total assets                                 $ 342,861    $ 260,608
                                                      =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Trade accounts payable                            $  25,165    $  22,374
    Wages and related benefits                            9,285        3,135
    Accrued liabilities                                  19,119        8,244
    Current portion of long-term debt                     3,514        7,252
                                                      ---------    ---------
         Total current liabilities                       57,083       41,005
Long-term debt, less current portion                        985        4,100

Shareholders' equity:
    Common stock                                        257,889      206,932
    Notes receivable from employees                      (2,013)      (2,743)
    Deferred compensation                                (6,516)      (6,926)
    Retained earnings                                    35,433       18,240
                                                      ---------    ---------
         Total shareholders' equity                     284,793      215,503
                                                      ---------    ---------
         Total liabilities and shareholders' equity   $ 342,861    $ 260,608
                                                      =========    =========

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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BROADCOM CORPORATION,

                                               a California corporation

September 28, 1999                             By: /s/ WILLIAM J. RUEHLE
                                                   -----------------------------
                                                       William J. Ruehle
                                                       Vice President and
                                                       Chief Financial Officer